Exhibit 10.19

Series D Notes (Issued Pursuant to November 30, 2016 SPA)

SUMMIT SEMICONDUCTOR, LLC

Consent, AMENDMENT and Termination AGREEMENT

This Consent, Amendment and Termination Agreement (this “Agreement”) is made as of May 16, 2017 (the “Effective Date”) between Summit Semiconductor, LLC, a Delaware limited liability company (the “Company”), and the undersigned holders of Promissory Notes (as defined below) (“Noteholders”).

Recitals

Whereas, Noteholders purchased from the Company, and the Company sold to Noteholders, Senior Secured Original Issue Discount Convertible Notes (the “Promissory Notes”) and Common Units Purchase Warrants (the “Warrants”) pursuant to that certain Securities Purchase Agreement dated as of November 30, 2016 (the “Purchase Agreement”);

Whereas, in connection with the Purchase Agreement, the Company and Noteholders entered into that certain Security Agreement dated as of November 30, 2016 wherein the Company granted Noteholders a security interest in certain of its assets as security for amounts loaned to the Company by Noteholders (the “Security Agreement”);

Whereas, the Company is offering to MARCorp Signal, LLC (“MARCorp”) convertible promissory notes and warrants to acquire the Company’s Common Units (the “Offering”);

Whereas, as a condition to closing the Offering, MARCorp requires (a) the amendment of Noteholders’ Promissory Notes to extend its maturity date, (b) the amendment of Noteholders’ Warrants to extend the date on which Noteholders’ Warrant Units (as defined in the Warrant) double if the Company has not consummated an initial public offering, and (c) the termination of the Security Agreement;

Whereas, Section 5.5 of the Purchase Agreement requires the written consent of Noteholders holding Notes with a majority of the aggregate principal amount of all Notes issued under the Purchase Agreement to amend or waive the Notes and the Warrants; and

Whereas, Section 6.5 of the Security Agreement requires the written consent of Noteholders holding Notes with at least 51% of the aggregate principal amount of all Notes issued under the Purchase Agreement to amend or waive the Security Agreement,

Now, Therefore, in consideration of the mutual promises and other good and valuable consideration set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Company and Noteholders, intending to be legally bound, hereby agree as follows:

Agreement

1.          Consent to the Offering. Noteholders hereby consent to the Company pursuing, negotiating and consummating the closing of the Offering pursuant to that certain (i) promissory note, in substantially the form attached hereto as Exhibit A, (ii) warrant, in substantially the form attached hereto as Exhibit B, (iii) Securities Purchase Agreement, in substantially the form attached hereto as Exhibit C, (iv) Security Agreement, in substantially the form attached hereto as Exhibit D, (v) Intercreditor Agreement, in substantially the form attached hereto as Exhibit E, (vi) Operating Agreement Amendment, in substantially the form attached hereto as Exhibit F, (vii) Security Agreement Joinder, in substantially the form attached hereto as Exhibit G, (vii) Consent, Amendment and Termination Agreements to be executed by all Existing Noteholders (as defined in the Securities Purchase Agreement), in substantially the forms attached hereto as Exhibit H, and the Management Rights Letter, in substantially the form attached hereto as Exhibit I.

2.          Amendment to the Promissory Note. The definition of “Maturity Date”, as stated and used in the Promissory Notes, is hereby amended to be February 28, 2018.

3.          Amendment to the Warrant. Notwithstanding anything in the Warrants to the contrary, the number of Warrant Units (as defined in the Warrants) exercisable pursuant to the Warrants shall double only if the Company does not consummate an initial public offering by February 28, 2018.

4.          Termination of Security Agreement. Noteholders hereby consent to the termination of, and hereby waive their rights and privileges under, the Security Agreement, which termination shall be effective as of the earlier of (1) the Second Closing Date (as defined in the Securities Purchase Agreement) and (2) June 7, 2017.

5.          Full Force and Effect. Except as expressly provided herein, this Agreement shall not be deemed to constitute a waiver of, consent to, modification of or amendment of any other provision of any other agreement.

6.          Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original part and all of which together shall constitute a single agreement. Each party hereto, and their respective successors and assigns, shall be authorized to rely upon the signatures of all of the parties hereto on this Agreement which are delivered by facsimile as constituting a duly authorized, irrevocable, actual, current delivery of this Agreement with original signatures of each party.

7.          Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without reference to such state’s conflicts of law principles.

[Signature page follows]

In Witness Whereof, the parties hereto have executed and delivered this Agreement Effective Date.

The Company

Summit Semiconductor, LLC

By:
Brett Moyer, Chief Executive Officer

Date:

Summit Semiconductors, LLC

Signature Page to Consent, Amendment and Termination Agreement

In Witness Whereof, the parties hereto have executed and delivered this Agreement Effective Date.

NOTEHOLDER

[Noteholder]

Signature

Date:

Summit Semiconductors, LLC

Signature Page to Consent, Amendment and Termination Agreement

Exhibit A

Form of Note

Exhibit B

Form of Warrant

Exhibit C

Securities Purchase Agreement

Exhibit D

Security Agreement

Exhibit E

Intercreditor Agreement

Exhibit F

Operating Agreement Amendment

Exhibit G

Security Agreement Joinder

Exhibit H

CONSENT, AMENDMENT AND TERMINATION AGREEMENTS

Exhibit i

MANAGEMENT RIGHTS LETTER